Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Barfresh Food Group Inc. on Form 10-K for the year ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Riccardo Delle Coste, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 1, 2013

By:	/s/ Riccardo Delle Coste
	Name:	Riccardo Delle Coste
	Title:	Principal Executive Officer